Individual Flexible Premium Variable
Annuity Contract

Premium payments are flexible as described herein.

Nonparticipating

ALL PAYMENTS AND VALUES PROVIDED BY THIS CON-
TRACT, WHEN BASED ON INVESTMENT EXPERIENCE
OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE
NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

INDIVIDUAL FLEXIBLE PREMIUM
VARIABLE ANNUITY CONTRACT

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Exhibit 5
Application for
[ITT HARTFORD LOGO] Variable Annuity Contract [PUTNAM LOGO]
Hartford Life Insurance Company
P.O. Box 2999
Please Print Hartford, CT 06104-2999

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ANNUITANT (Also the Contract Owner unless the Contract Owner block below is completed)
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
Name Street, City, State, Zip Code Tax ID/Soc. Sec. No.

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Sex / / Male Birthdate (Mo. Day Yr.) Occupation Employer (If self employed "Self")
/ / Female
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CONTINGENT ANNUITANT
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Name Street, City, State, Zip Code Tax ID/Soc. Sec. No.

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Sex / / Male Birthdate (Mo. Day Yr.) Occupation Employer (If self employed "Self")
/ / Female
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CONTRACT OWNER (If other than Annuitant)
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Name Street, City, State, Zip Code Tax ID/Soc. Sec. No.

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JOINT CONTRACT OWNER
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Name Street, City, State, Zip Code Tax ID/Soc. Sec. No.

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BENEFICIARY

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Primary Relationship Contingent Relationship

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Select One or More Putnam Sub-Accounts. Please check below, as appropriate and indicate allocation.

____________% [ ] P/CAP Government & High Yield Bond Fund ___________ %
[ ] P/CAP Voyager Fund ____________% [ ] Other ___________ %
[ ] P/CAP Growth & Income Fund ____________% [ ] Other ___________ %
[ ] P/CAP High Yield Fund ____________% TOTAL 100%
[ ] P/CAP Money Market Fund ____________% __________
[ ] P/CAP Multi-Strategy Fund ____________% Initial Premium Payment $_______________________ %

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FOR TAX QUALIFIED PLANS. Check appropriate Box / / IRA / / 401(a) / / IRA Rollover / / 403 (b)
Unless a box has been checked, it will be assumed that this is going to be a non-qualified Plan.
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ANNUITY COMMENCEMENT DATE AND OPTIONAL ANNUITY FORM ELECTION
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The Annuity Commencement Date may be no earlier than 3 years after the date of Initial Premium Payment.

The Annuity Commencement Date shall be the first day of --------------------- - -------------- (not beyond age 85)
(month) (year)
The annuity option selection is not required at the time of application for the contract and may be selected at any time prior to the Annuity Commencement Date. Option 2 commencing at age 85 with 120 payments certain is automatic if no selection is ever made.
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REPLACEMENT
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Will the annuity applied for replace existing annuity or life insurance? / / Yes / / No
If yes, explain:
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SPECIAL REMARKS
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I hereby represent my answers to the above questions to be true and correct to the best of my knowledge and belief and agree that this application shall be part of any annuity contract issued by the Company. I UNDERSTAND THAT ANNUITY PAYMENTS OR SURRENDER
VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR
AMOUNT.

/ / RECEIPT OF A VARIABLE ANNUITY AND APPROPRIATE FUND PROSPECTUS IS HEREBY ACKNOWLEDGED.

If not checked, the appropriate prospectuses will be mailed to you.

/ / Applicant hereby requests a Statement of Additional Information. (The Statement of Additional Information contains certain information not required in the Prospectus, such as provisions for substitution of shares, examples of annuity payment calculations and financial statements of the Separate Account and of Hartford Life Insurance Company. It does not contain financial statements of the Funds.)

SIGNED AT ____________________________________________ ON _____________________________________________________________
(City, State) (Month, Day, Year)
Financial

Consultant _______________________________________ _____________________________________________________________
(Print) (Signature of Contract Owner)
_______________________________________ _____________________________________________________________
(Signature) (Signature of Annuitant if other than Contract Owner)
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MUST BE COMPLETED BY REGISTERED REPRESENTATIVE
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Do you have reason to believe the Contract applied for is to replace existing annuities or insurance owned by the annuitant? / /Yes / /No

Financial / / / / / / / / Putnam Client Account Number ________________________________
Consultant Code / / / / / / / / Broker/Dealer _______________________________________________
Sales/Branch Office ____________________________ Branch Telephone ____________________________________________